UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 8, 2007

MANGAPETS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

James Fischbach, Chief Executive Officer

555 S. Old Woodward, Suite 1509 Birmingham, MI 48009
(Address of principal executive offices)

     (248) 417-0039 / (604) 250-3022
(Registrant’s telephone number, including area code)

2608 Finch Hill, Vancouver, British Columbia, Canada V7S 3H1
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)) 1

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) Effective February 8, 2007, the board of directors appointed Lonny Bassin as the Company’s Chief Financial Officer. The appointment of Mr. Bassin as the Company’s chief financial officer was not based on any prior understanding or arrangement.

Mr. Bassin has represented individuals in small and large businesses during his career before various governmental agencies. He has also been a guest lecturer and an instructor before many organizations on a variety of tax, accounting and financial topics. Prior to entering private practice, Mr. Bassin was engaged as a Large Case Coordinator at the Internal Revenue Service. He is a graduate of St. Peter’s College with a Bachelor of Science in Accounting

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MangaPets, Inc.

By: /s/ James Fischbach	February 8, 2007

Name: James Fischbach

Title: Chief Executive Officer